UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 7, 2018, the Board of Directors of Trinity Industries, Inc. (the "Company") approved an amendment to the Bylaws of the Company to reduce the number of directors from eleven (11) to ten (10).
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 7, 2018, the Company held its 2018 Annual Meeting of Stockholders at which the Company’s stockholders voted on the following three proposals, and cast their votes as described below.
Proposal 1 - Election of Directors
The stockholders elected ten (10) directors for a one year term, as follows:

Nominee	For	Withheld	Broker Non-Votes
John L. Adams	116,255,687	2,256,747	16,877,921
Rhys J. Best	114,508,548	4,003,886	16,877,921
David W. Biegler	112,890,030	5,622,404	16,877,921
Antonio Carrillo	113,217,803	5,294,631	16,877,921
Leldon E. Echols	114,440,758	4,071,676	16,877,921
Ronald J. Gafford	116,227,772	2,284,662	16,877,921
Charles W. Matthews	116,395,133	2,117,301	16,877,921
Douglas L. Rock	117,492,852	1,019,582	16,877,921
Dunia A. Shive	117,286,862	1,225,572	16,877,921
Timothy R. Wallace	115,048,222	3,464,212	16,877,921

Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated April 6, 2018, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
96,220,441	21,367,992	924,001	16,877,921

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2018
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, by the following vote:

For	Against	Abstentions
133,244,391	1,929,171	216,793

Item 9.01 Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment to the Company’s Bylaws, decreasing the number of directors from eleven (11) to ten (10), dated May 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 9, 2018	By:	/s/ S.Theis Rice
Name: S.Theis Rice
Title: Senior Vice President and Chief Legal Officer